UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 9, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                         0-21174                04-2977748
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA  01876
               (Address of Principal Executive Offices)      (zip code)

       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

        On August 9, 2005, Avid Technology, Inc. ("Avid") completed its acquisition of Pinnacle Systems, Inc. ("Pinnacle") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), by and among Avid, Highest Mountain Corporation, a wholly-owned subsidiary of Avid (the "Merger Sub"), and Pinnacle, dated March 20, 2005. Avid's acquisition of Pinnacle was effected by merging Merger Sub with and into Pinnacle with Pinnacle becoming a wholly-owned subsidiary of Avid. As consideration for the merger, pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock of Pinnacle was converted into the right to receive 0.0869 of a share of Avid's common stock plus $1.00 in cash. The merger did not qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

        Avid issued approximately 6.2 million shares of Avid common stock and paid approximately $71.3 million in cash as a result of the merger, including shares of Avid common stock issued and cash paid to former Pinnacle option holders.

        The full text of the press release, dated August 9, 2005, announcing the completion of the acquisition, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

        (a) Financial Statements for Businesses Acquired.

            The financial information required by this item has not been filed on this initial Current Report on Form 8-K. Instead, financial information will be filed by amendment on or before October 25, 2005.

        (b) Pro Forma Financial Information.

            The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K. Instead, the pro forma financial information will be filed by amendment on or before October 25, 2005.

        (c) Exhibits

            See Exhibit Index attached hereto.

SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005                AVID TECHNOLOGY, INC.


                                    By:  /s/ Paul J. Milbury
                                         -------------------
                                         Paul J. Milbury
                                         Chief Financial Officer
                                         (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

2.1 (1) Agreement and Plan of Merger, dated as of March 20, 2005, by and among Avid Technology, Inc., Highest Mountain Corporation and Pinnacle Systems, Inc.

99.1                Press Release issued by the Registrant dated August 9,
                    2005

(1) Incorporated by reference from Exhibit 2.1 to Avid Technology, Inc.'s Current Report on Form 8-K filed with the SEC on March 21, 2005 (File No. 000-21174).